UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

FIGS, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40448	46-2005653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2834 Colorado Avenue, Suite 100
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (424) 300-8330

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FIGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.

Binding Term Sheet

On January 13, 2025 (the “Term Sheet Date”), FIGS, Inc. (the “Company”) entered into a Binding Term Sheet (the “Term Sheet”) with Baron Capital Management, Inc. (“BCM”) and BAMCO, Inc. (“BAMCO” and, together with BCM, “Baron”), pursuant to which the Company and Baron (i) entered into certain agreements and (ii) memorialized certain terms to be set forth in a stockholders agreement (the “SHA”), in each case, as further summarized below. The parties have agreed to execute the SHA as promptly as practicable following the Term Sheet Date.

Standstill Restrictions

From and after January 13, 2025 until the date that Baron and its affiliates (collectively, the “Stockholder Group”) cease to hold at least 17.5% of the outstanding shares of the Company’s Class A common stock, $0.0001 par value per share (“Class A Common Stock”), Baron has agreed that it will not, and it will cause its affiliates not to, purchase any equity securities of the Company without the Company’s prior written consent. This restriction does not apply to the shares of Class A Common Stock that Baron has acquired, and may acquire, under that certain Put-Call Agreement, dated as of January 7, 2025, by and among BAMCO, Thomas J. Tull and certain other parties thereto (such shares, the “Put-Call Shares”).

Additionally, from January 13, 2025 until the earlier to occur of (i) the time and date of the Final Conversion Event (as defined in Section 7.4 of Article IV.A. of the Amended and Restated Certificate of Incorporation of the Company dated June 1, 2021), (ii) the date that Catherine Spear ceases to be the Chief Executive Officer or Co-Chief Executive Officer of the Company and (iii) the date that the Stockholder Group ceases to hold at least 17.5% of the outstanding shares of Class A Common Stock (such period, the “Standstill Period”), the Stockholder Group must abide by certain other standstill restrictions, including restrictions on participating in a proxy contest and engaging in or facilitating extraordinary transactions with the Company (subject to certain limited exceptions).

Transfer Restrictions

During the Standstill Period, the Stockholder Group has agreed that it will not transfer any of the Put-Call Shares, except (i) with the Company’s prior written consent, (ii) to a wholly owned subsidiary of Baron or other entity controlled or managed by BAMCO or a subsidiary thereof or (iii) in connection with a redemption of interests by an investor in an entity holding Put-Call Shares.

Voting Cutback

The Stockholder Group shall be entitled to vote the Put-Call Shares, in its sole and absolute discretion, except that during the Standstill Period, any Put-Call Shares that it owns in excess of twenty-five percent (25%) of the Company’s then-outstanding shares of Class A Common Stock must be voted in favor of all persons nominated to serve as directors of the Company by the board of directors of the Company.

Registration Rights

The SHA will provide the Stockholder Group with customary demand, piggyback and shelf registration rights.

Forward Looking Statements

This Current Report on Form 8-K (this “Report”) contains various forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on current management expectations, and which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such forward-looking statements. All statements contained in this Report that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project,” “should”, “strategy”, “strive”, “target”, “will” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. These forward-looking statements address various matters, including the Company’s expectation of entering into the SHA with Baron and the future rights, obligations and relationship between the parties, including pursuant to the Term Sheet and SHA, all of which reflect the Company’s expectations based upon currently available information and data. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual results, performance or achievements to differ materially from those described in these forward-looking statements: the Company’s ability to maintain its historical growth; the Company’s ability to maintain profitability; the Company’s ability to maintain the value and reputation of its brand; the Company’s ability to attract new customers, retain existing customers, and to maintain or increase sales to those customers; the success of the Company’s marketing efforts; the Company’s ability to maintain a strong community of engaged customers and Ambassadors; negative publicity related to the Company’s marketing efforts or use of social media; the Company’s ability to successfully develop and introduce new, innovative and updated products; the competitiveness of the market for healthcare apparel; the Company’s ability to maintain its key employees; the Company’s ability to attract and retain highly skilled team members; risks associated with expansion into, and conducting business in, international markets; changes in, or disruptions to, the Company’s shipping arrangements; the successful operation of the Company’s distribution and warehouse management systems; the Company’s ability to accurately forecast customer demand, manage its inventory, and plan for future expenses; the impact of changes in consumer confidence, shopping behavior and consumer spending on demand for the Company’s products; the impact of macroeconomic trends on the Company’s operations; the Company’s reliance on a limited number of third-party suppliers; the fluctuating costs of raw materials; the Company’s failure to protect proprietary, confidential or sensitive information or personal customer data, or risks of cyberattacks; the Company’s failure to protect its intellectual property rights; the fact that the operations of many of the Company’s suppliers and vendors are subject to additional risks that are beyond its control; and other risks, uncertainties, and factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2024, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 28, 2024, and the Company’s other periodic filings with the SEC. The forward-looking statements in this Report speak only as of the time made and the Company does not undertake to update or revise them to reflect future events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGS, INC.
Date:	January 14, 2025	By:	/s/ Todd Maron
		Name:	Todd Maron
		Title:	Chief Legal Officer